Exhibit 99.1

J.P. Morgan Trust 2015-6
For
JPMorgan Chase Bank
By
American Mortgage Consultants, Inc.
October 13, 2015

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on jumbo mortgage loans originated by First Republic Bank and Primary Capital Mortgage, LLC. The review was conducted on behalf of J.P. Morgan Chase Bank (“Client”) from January 2015 to September 2015 via files imaged and provided by J.P. Morgan Chase Bank for review (the “Review”).

PROJECT SCOPE & PROCEDURES

SAMPLE & CLIENT OVERVIEW:
The Review was conducted on 100% of the securitization loan population and was selected by Client. The Review population consisted of 156 loans with an aggregate original principal balance of approximately $144.20 million.

Subsequent to the Review, Client reduced the population to be submitted for securitization for various reasons, including, but not limited to Client business decision, loans that have since been paid in full, issues found in the valuation process, and credit/compliance exceptions. The data and summary below reflect only the 40 loans remaining in the pool with an aggregate principal balance of approximately $37.91 million. The loans in the Review were predominantly new or recent originations, with origination dates between April 2015 and July 2015; however, there was 1 seasoned loan in the pool with an origination date of May 2013.

AMC’s review did include verification that all documents had been recorded and/or sent for recording.

CREDIT REVIEW:
AMC’s credit review focused on the borrower’s ability and willingness to pay. The borrower’s income and assets were analyzed to determine if there is sufficient support for the loan and his other obligations (ability).  As well, underwriters reviewed the borrower’s credit to determine if their past history reflects a sense of integrity regarding debt repayment (willingness). AMC focused on conformity to agency guidelines when applicable. In addition, AMC reviewed the files to the Automated Underwriting System output within the file, when available, to ensure all required documentation was provided.

AMC graded each loan with a Credit Event Grade based on the following definitions:
Credit
1	No material exceptions identified. The loan conforms to lender's guidelines, borrower demonstrates ability to pay, received a tangible net benefit, when applicable, etc
2
Loan does not fully conform to lender's guidelines, however in the opinion of the 3rd party, the exceptions identified were deemed nonmaterial and compensating factors were present to offset the issue.

3	A material credit exception was initially identified and has not been cured or waived. It is not eligible for purchase

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FRAUD REVIEW:
To the extent potentially fraudulent activity was identified as part of the Document Review described below, such information was reported to Client. In addition, AMC reviewed the results of any independent, third party fraud report in each file, to the extent present in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan did not contain a fraud report and the counterparty did not produce one, AMC conditioned the loan for the missing product.

Fraud report was:
▪	Reviewed for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;
▪	Reviewed for any social security number variations for the borrowers and confirmed that the variations have been addressed in the loan file;
▪	Reviewed for any potential occupancy issues based on the borrowers’ address history and confirmed that any issues have been addressed in the loan file;
▪	Reviewed for any employment issues and confirmed that any issues have been addressed in the loan file;
▪	Reviewed for any additional consumers associated with the borrowers’ profiles and confirmed the materiality and material issues have been addressed in the loan file; and
▪	Reviewed to verify that all red flag issues.

COMPLIANCE REVIEW:
AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions.
b)	TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties; and
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and (v) timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

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ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;

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ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

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b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.
For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the

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consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other	written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VI) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VIII) Federal and state specific late charge and prepayment penalty provisions.

(IX) Recording Review
AMC noted the presence of recorded documents, when available. However, the majority of loans in the review population were conduit production and have only been closed for days or weeks at the time AMC reviewed the loans and thus have not yet been recorded. AMC verified that documents in the file (most typically closing instructions) included lender and relevant Rating Agency guidelines, instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this Section 7, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

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(X) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XI) Document Review
AMC reviewed each loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent, in addition to certain other disclosures related to the enumerated tests set forth in Section 7,:
▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final 1003;
▪	Final TIL;
▪	HUD from sale of previous residence;
▪	Initial and final GFE’s;
▪	Changed circumstance documentation;
▪	Final HUD-1;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures; and
▪	Notice of Special Flood Hazards.

Additionally, AMC:
▪	Verified all listed borrowers signed all documents requiring signature;
▪	Verified that all borrowers signing documents are 18 years or older at time of loan origination;
▪	Compared social security numbers across all documents;
▪	Verified that all riders required by the terms of the mortgage and mortgage note are attached to the respective document; and
▪	Reviewed validations related to DTI and/or LTV to assess conformity with the original data submitted and adherence to the guidelines.

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Please be advised that AMC did not make a determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

AMC graded each loan with a Compliance Event Grade based on the following definitions:
Compliance
1	The loan complies with federal regulations related to RESPA, TILA, and applicable state and local laws and ordinances.
2	The loan was substantially in compliance with Federal, state and local anti-predatory lending laws, but minor evidentiary issues existed
3	A material compliance exception was initially identified and has not been cured or waived. It is not eligible for purchase

VALUATION REVIEW:
AMC reviewed each appraisal, as provided, to determine the following:
▪	Verify the appraisal report is on the appropriate GSE form;
▪	Validate that the Seller/Servicer’s policies and procedures were followed including the appropriate level of review;
▪	If more than one valuation is provided, confirm consistency among them and if there are discrepancies that cannot be resolved, create an exception and work with client on next steps, including the ordering of additional products such as CDAs, BPOs and full appraisals;
▪	Verify that the appraisal is materially complete;
▪	Verify that the property value is supported within 10% by a secondary valuation product;
▪	Ensure that value product that was not part of the origination decision and was directly accessible to AMC. If initial product delivered to AMC does not support the value, additional products following client specific waterfall may have been ordered;
▪	Value and square footage are bracketed by the comparables used;
▪	All pictures support that the property is in average or better condition and any repairs are noted where required;

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▪	All pictures support the subject property is the one for which the valuation was ordered and that there are no negative external factors;
▪	Capture the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that it is within standard appraisal guidelines;
▪	Check and capture quality and condition of property;
▪	Verify that comparables used are similar in size, style and location to subject;
▪	Comment on size, style, bed and bath counts of the subject property and confirm that they are in line with the comparables and reasonable adjustments were made, if necessary;
▪	Demand and supply, zoning and legal use restrictions are analyzed and accounted for in the value;
▪	Confirm that appraiser was actively licensed to perform the valuation;
▪	If, at the time of initial review, the property zip code was declared a FEMA disaster area after the valuation date, request a post-disaster inspection to confirm no damage occurred;
▪	The appraisal was dated within the guideline restrictions, the address matches the note and the appraisal form is complete;
▪	The appraisal meets all guidelines including the property type; and
▪	If the values in the file and the independent value were not within 10% of each other that the client was notified and another product was ordered;
▪	The appraisal notes that the current use of the property is legal or legal non-conforming (grandfathered);
▪	The appraisal report notes no apparent environmental problems;
▪	The appraisal was made and signed prior to the final approval of the loan application;
▪	The named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA; and
▪	Appraisal is made on an “As Is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

REVIEW RESULTS:
Of the 40 loans in the final securitization population, 39 loans were subject to TILA qualified mortgage testing. Of these loans, AMC determined that all of them were TILA “safe harbor” qualified mortgage loans. The remaining 1 loan in the population was originated prior to the implementation of qualified mortgage regulations.

Of the 40 loans in the final securitization population, 13 loans (32.50% of the population), after all documents were presented, had an exception.

TAPE INTEGRITY REVIEW RESULTS SUMMARY
Of 40 loans reviewed, 20 unique loans (50.00%) had tape discrepancies across 8 unique data fields (some loans had multiple tape discrepancies). The DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios remained within guidelines. The Appraised Value discrepancies were due to the tape reflecting the sales price rather than the appraised value; the Purpose discrepancies were due to differences between Rate/Term and Cash Out refinances.

Field	# of Loans	Percentage of Loans
DTI	10	25.00%
Appraised Value	9	22.50%
LTV	6	15.00%
FICO	6	15.00%
Property Type	5	12.50%
CLTV	5	12.50%
Purpose	2	5.00%
Original Rate	1	2.50%

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CREDIT REVIEW RESULTS SUMMARY
The Credit Review EV2 grades were due to exceptions to guidelines – 2 for asset documentation, 1 for income documentation, and 1 for credit history; however, each exception was offset by strong compensating factors such as high disposable income, low LTV, high liquid assets, and/or strong credit history.

Event Level	# of Loans	Percentage of Loans
1	36	90.00%
2	4	10.00%
3	0	0.00%

PROPERTY/VALUATION RESULTS SUMMARY
There was no property exceptions on the 40 loans reviewed.

Event Level	# of Loans	Percentage of Loans
1	40	100.00%
2	0	0.00%
3	0	0.00%

COMPLIANCE RESULTS SUMMARY
The Compliance Review EV2 grades were due to issues that were identified and either properly cured or where the applicable loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. With regard to TILA, the time period discussed is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

Of the exceptions, 6 violations were RESPA tolerance violations, 2 were RESPA non-material disclosure exceptions (missing RESPA special information booklets), and 1 was a TILA finance charge violation.

Event Level	# of Loans	Percentage of Loans
1	31	77.50%
2	9	22.50%
3	0	0.00%

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EXCEPTIONS SUMMARY

Exceptions	# of Loans	Percentage of Loans
RESPA Tolerances	6	15.00%
Assets/Reserves	2	5.00%
Disclosures	2	5.00%
Income Documentation	1	2.50%
Credit History	1	2.50%
Finance Charges	1	2.50%

ADDITIONAL LOAN POPULATION SUMMARY

Occupancy	# of Loans	Percentage of Loans
Primary	35	87.50%
Second Home	3	7.50%
Investment/Non Owner	2	5.00%

Purpose	# of Loans	Percentage of Loans
Purchase	19	47.50%
Cashout Refi	13	32.50%
Rate Term Refi	7	17.50%
Construction/Perm	1	2.50%

Property Type	# of Loans	Percentage of Loans
SFR	22	55.00%
PUD	15	37.50%
2 Family	2	5.00%
4 Family	1	2.50%

Lien Position	# of Loans	Percentage of Loans
1st Position	40	100.00%
2nd Position	0	0.00%

Loan Term	# of Loans	Percentage of Loans
360	40	100.00%

Amortization Type	# of Loans	Percentage of Loans
Fixed	40	100.00%

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